UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

KENSEY NASH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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55 East Uwchlan Avenue
Exton, Pennsylvania 19341

                November 2, 2004

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of Kensey Nash Corporation.  The Annual Meeting will be held on Wednesday, December 1, 2004, beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.  The formal notice of the Annual Meeting appears on the next page.

The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting.  At the meeting, we will present an overview of the Company’s business activities and recent performance and offer the opportunity to ask questions.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting.  Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope.  If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We are gratified by your continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

Sincerely,

Joseph W. Kaufmann
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2004
To the Stockholders of
Kensey Nash Corporation:

The Annual Meeting of Stockholders of Kensey Nash Corporation (the “Company”) will be held at 10:00 a.m., local time, on Wednesday, December 1, 2004, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, for the following purposes:

(1)	To elect three Class III Directors to the Company’s Board of Directors;

(2)	To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company’s financial statements for the fiscal year ending June 30, 2005; and

(3)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 22, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Joseph W. Kaufmann
President and Secretary

Exton, Pennsylvania
November 2, 2004

All stockholders are urged to attend the meeting in person or by proxy.  Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

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Kensey Nash Corporation
55 East Uwchlan Avenue
Exton, Pennsylvania  19341
(610) 524-0188

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Kensey Nash Corporation, a Delaware corporation (the “Company”), for use at its Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, Wednesday, December 1, 2004, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, and any adjournments or postponements thereof.  This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about   November 2, 2004.

Voting Securities — The Board of Directors has fixed the close of business on October 22, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.  As of the Record Date, the Company had outstanding 11,440,240 shares of its Common Stock.  Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

Proxies — Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity.  Messrs. Kaufmann and Evans are officers and directors of the Company.  Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (1) an instrument revoking the proxy, or (2) a duly executed proxy bearing a later date.  Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting, but attendance at the Annual Meeting will not by itself revoke a proxy.

Quorum– The required quorum for the transaction of business at the Annual Meeting will be a majority of the outstanding shares of Common Stock entitled to vote on the Record Date.  Broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting.  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote — A plurality of the votes of shares present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director.  This means that the three nominees receiving the highest number of “FOR” votes will be elected.  Stockholders will not be allowed to cumulate their votes in the election of directors.  Broker non-votes will have no effect in the election of directors.  A majority of the votes of the shares present in person or represented by proxy and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company’s financial statements for the fiscal year ending June 30, 2005.  Abstentions will have the same effect as votes against this proposal.  Broker non-votes will have no effect on the voting on this proposal.

Stockholder List — A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours

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commencing November 19, 2004, and continuing through the date of the Annual Meeting at the offices of the Company, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.

Annual Report to Stockholders — The Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2004 (“fiscal 2004”), containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors consists of nine directors.   Article Five of the Company’s Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes.  At the Annual Meeting, three Class III Directors are to be elected for a term of three years expiring at the 2007 Annual Meeting of Stockholders. The Board of Directors recommends that the stockholders vote in favor of the election of all the nominees named in this Proxy Statement to continue to serve as directors of the Company.  See “Nominees” below.

The six directors whose terms of office expire in 2005 and 2006 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Directors” below.

If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends.  The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

Nominees

The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

Name	Age	Position with Company	Served as Director Since

John E. Nash, P.E.	69	Vice President of New Technology and Director	1984

Robert J. Bobb	57	Director	1984

Kim D. Rosenberg	58	Director	2002

Mr. Nash is a co-founder of the Company, is currently the Company’s Vice President of New Technologies and has served as a director since 1984.  He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding the Company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

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Mr. Bobb has been a director of the Company since 1984.  For over 25 years, Mr. Bobb has been a principal equity investor and key management participant in a number of operating companies.  Mr. Bobb is currently the Chairman of the Board for The UniMark Group, Inc.  Mr. Bobb received a B.S. degree from Western Michigan University and a J.D. degree from the University of Notre Dame Law School.  Mr. Bobb is a member of the Company’s Audit Committee.

Mr. Rosenberg was elected a director of the Company in December 2002.  An experienced business executive, Mr. Rosenberg has spent more than 29 years in the financial services industry at Chase Manhattan, Citicorp, and American Express.   Throughout his career, he has held numerous affiliated Board and Corporate Officer positions with American Express Company and Citicorp.  Mr. Rosenberg is a retired U.S. Navy Lieutenant Commander.  He received a B.S. in Economics from the Wharton School and an M.S. in Operations Research from the University of Pennsylvania.  Mr. Rosenberg is a member of the Company’s Audit Committee.

Other Directors

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

Name	Age	Position with Company	Served as Director Since	Term Expires

Douglas G. Evans, P.E.	40	Chief Operating Officer, Assistant Secretary and Director	1995	2005

Walter R. Maupay, Jr.	65	Director	1995	2005

C. McCollister Evarts, M.D.	73	Director	2000	2005

Joseph W. Kaufmann	52	Chief Executive Officer, President, Secretary and Director	1992	2006

Harold N. Chefitz	69	Director	1995	2006

Steven J. Lee	57	Director	2000	2006

Mr. Evans has served as Chief Operating Officer and as Assistant Secretary of the Company and has been a director since 1995.  Mr. Evans is responsible for overseeing the Company’s daily operations, protecting and developing the Company’s intellectual property and assessing new technologies.  From 1989 to 1994, Mr. Evans held several senior positions with the Company in product development and engineering.  From 1986 until joining the Company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company.  Mr. Evans received a B.S. degree in Engineering Science and a Master’s degree in Business Management from The Pennsylvania State University and an M.S. degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States.

Mr. Maupay has been a director of the Company since June 1995.  Prior to his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and President of Calgon Vestal Laboratories.  From 1988 to December 1994, Mr. Maupay served as President of Calgon Vestal Laboratories, then a division of Merck & Co.  Mr. Maupay spent thirty-three years in corporate and divisional positions at Merck & Co.  Mr. Maupay received a B.S. degree in Pharmacy from Temple University and an M.B.A. degree from Lehigh University.  Mr. Maupay is a director of Life Medical Sciences, Inc., PolyMedica Corporation, and Cubist Pharmaceuticals and is also a director

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of several private companies.  Mr. Maupay is the Lead Director of the Board, a member of the Company’s Compensation and Executive Committees, and Chairman of the Corporate Governance and Nominating Committee.

Dr. Evarts has been a director of the Company since July 2000.  Since September 2003, Dr. Evarts has been Chief Executive Officer of the University of Rochester Medical Center and Senior Vice President and Vice Provost for Health Affairs at the University of Rochester.  Dr. Evarts previously was a University Professor for the Pennsylvania State University, College of Medicine and Chief Executive Officer of The Milton S. Hershey Medical Center, as well as the Senior Vice President for Health Affairs and Dean, College of Medicine (Emeritus).  Previously, Dr. Evarts served as Professor and Chair of the Department of Orthopaedics at the University of Rochester School of Medicine and Dentistry and Medical Center and Vice President for Development.  Prior to that, he was Chair of the Department of Orthopaedic Surgery at the Cleveland Clinic Foundation.  Dr. Evarts holds an A.B. degree from Colgate University.  He graduated from the University of Rochester School of Medicine and Dentistry and served his internship and residency at the University of Rochester Strong Memorial Hospital.  Dr. Evarts is a former director of The Hershey Foods Corporation, Hershey Trust, and Carpenter Technology.  Dr. Evarts is Chairman of the Company’s Compensation Committee and a member of the Executive and Corporate Governance and Nominating Committees.

Mr. Kaufmann has served as Chief Executive Officer and President of the Company since 1995, as Secretary since 1989, and as a director since 1992.  Mr. Kaufmann joined the Company in 1989 as Chief Financial Officer and was appointed Vice President, Finance and Administration in January 1994.  Prior to joining the Company, Mr. Kaufmann held executive finance positions at divisions of both Hanson, PLC and Syntex Corporation.  Mr. Kaufmann received a B.S. degree in Accounting from St. Joseph’s University.  Mr. Kaufmann is Chairman of the Company’s Executive Committee.

Mr. Chefitz has been a director of the Company since June 1995.  Mr. Chefitz has numerous years of experience in investment banking and venture capital in the healthcare industry and is presently a General Partner at CK Capital L.P., as well as Chairman of the Board and CEO of GliaMed, Inc. and a director of Barr Pharmaceutical, Inc.  He is also a member of Boston University Medical School Advisory Board.  He was a Senior Managing Director of Gerard Klauer Mattison & Co.  LLC from June 1995 through November 1998.  From March 1993 until March 1995, he served as a Managing Director and Head of Healthcare Investment Banking for Prudential Securities Incorporated in New York City.  Mr. Chefitz received a B.S. degree from Boston University and attended Boston College Law School.  Mr. Chefitz is Chairman of the Company’s Audit Committee and a member of the Executive and Corporate Governance and Nominating Committees.

Mr. Lee has been a director of the Company since July 2000.  Mr. Lee is the President of SL Consultant Inc. a private investment firm and hedge fund specializing in growing companies in the medical and high technology fields.  Mr. Lee was the Founder, President, Chief Executive Officer and Chairman of PolyMedica Corporation from 1990 until August 2002, the time of his retirement.  Previously, Mr. Lee was President and a director of Shawmut National Ventures.  Prior to that, Mr. Lee served as President and Chief Executive Officer and a director of RepliGen Corporation from 1984 to 1986.  Mr. Lee received a B.A., cum laude, from Lehigh University, an M.B.A. from the Wharton School of Finance and Commerce at the University of Pennsylvania, and a J.D. degree from Fordham University School of Law.  He is a member of the Massachusetts and New York State Bar Associations.  Mr. Lee is a member of the Company’s Audit and Compensation Committees.

Director Compensation — The Company does not pay additional compensation to its executive officers for their service as directors.  The non-employee directors receive a $10,000 annual retainer and are paid a fee of $2,500 per Board of Directors meeting, plus travel expenses and other costs associated with attending meetings.  Non-employee directors who serve on the Executive Committee are paid a fee of $2,000 per Executive Committee meeting plus travel expenses and other costs associated with attending the meetings.  Non-employee directors who serve on the Audit Committee are paid a fee of $2,000 each quarter in connection with the review of the Company’s

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quarterly and annual filings made with the Securities and Exchange Commission (“SEC”), unless such review takes place on the date of a Board of Directors meeting.  Committee Chairpersons receive an additional $2,000 annual retainer.  In addition, there is an educational allowance for Board of Directors training totaling $10,000, plus travel expenses and other costs associated with attending training.

Pursuant to the Kensey Nash Corporation Nonemployee Directors’ Stock Option Plan (the “Directors’ Plan”), each of Messrs. Bobb, Chefitz and Maupay was granted options to purchase 5,000 shares of Common Stock upon the Company’s initial public offering.  Each of Mr. Lee, Rosenberg and Dr. Evarts was also granted options to purchase 5,000 shares of Common Stock upon their appointment to the Board of Directors, at the fair market value on the date of grant.  In consideration of their service on the Board of Directors, on the date of each annual meeting of the stockholders of the Company, each non-employee director who is elected, re-elected or continues to serve as a director because his term has not expired, receives an option to purchase 7,500 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant.  In addition, each non-employee director who serves on a committee, as of the date of the annual meeting, receives an additional option to purchase 1,500 shares of Common Stock, exercisable at the fair market value of such shares on the date of grant.   Each committee member is only entitled to a single such option to purchase 1,500 shares even if he serves on several committees.  In addition, additional grants of options may be made, from time to time, as determined by the Compensation Committee.

Each non-employee director who is elected, re-elected or continues to serve as a director because his term has not expired also receives, on the date of the annual meeting, an award of 2,000 shares of restricted Common Stock. The award of restricted Common Stock vests over three years, contingent, in the case of 1,000 shares, upon the Company’s achievement of certain earnings per share targets and, in the case of the other 1,000 shares, on the Common Stock reaching certain price targets.

Meetings — During fiscal 2004, the Board of Directors held six meetings including teleconference meetings.  During each of the six Board of Directors meetings, the independent directors met without the Company’s executive officers being present for an executive session.  Each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period for which he served as a director, and (2) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board of Directors — The Board of Directors has established an Audit Committee, a Compensation Committee, an Executive Committee and a Corporate Governance and Nominating Committee.  The Audit Committee includes Mr. Chefitz (Chairman) and Messrs. Bobb, Rosenberg and Lee, each of whom is a non-employee director who meets the independence requirements of the NASDAQ Marketplace Rules (“NASDAQ independence requirements”).  The Compensation Committee includes Dr. Evarts (Chairman) and Messrs. Lee and Maupay, each of whom is a non-employee director who meets the NASDAQ independence requirements.  The Executive Committee includes Messrs. Kaufmann (Chairman), Chefitz and Maupay and Dr. Evarts, each of whom, with the exception of Mr. Kaufmann, is a non-employee director who meets the NASDAQ independence requirements.  The Corporate Governance and Nominating Committee includes Mr. Maupay (Chairman), Mr. Chefitz and Dr. Evarts, each of whom is a non-employee director who meets the NASDAQ independence requirements.

The Audit Committee exercises oversight responsibility regarding the quality and integrity of the Company’s auditing and financial reporting practices.  In fulfilling this responsibility, the Audit Committee, among other things, selects the independent auditors, pre-approves any audit or non-audit services to be provided by the independent auditors or other accounting service firms, reviews the results and scope of the annual audit performed by the auditors and assesses processes related to risks and control environment.  The Audit Committee reports to the full Board of Directors regarding all of the foregoing.  The Audit Committee operates pursuant to a written charter that is filed as Exhibit A to this proxy statement and is posted on the Company website at

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www.kenseynash.com under the section called “About Us”.  The Audit Committee held 12 meetings, four in person and eight telephonically, in fiscal 2004.  See “Audit Committee Matters.”

The Compensation Committee has the responsibility for recommending to the Board of Directors guidelines and standards for the determination of executive compensation, reviewing the Company’s executive policies and reporting to the full Board of Directors regarding the foregoing.  The Compensation Committee also has responsibility for administering the Fourth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the “Employee Plan”) and the Directors’ Plan, determining the number of options to be granted and restricted Common Stock to be awarded to the Company’s executive officers and employees pursuant to the Employee Plan, and reporting to the full Board of Directors regarding the foregoing matters.  The Compensation Committee operates pursuant to a written charter that is posted on the Company’s website.  The Compensation Committee held six meetings in fiscal 2004 including a session during one of the meetings without the CEO present.  See “Report of the Compensation Committee of the Board of Directors.”

The Executive Committee has those responsibilities delegated to it from time to time by the Board of Directors. The Executive Committee also measures the Company’s performance to the Company’s operating plan and reviews key strategic alternatives.  The Executive Committee operates pursuant to a written charter that is posted on the Company’s website.  The Executive Committee held five meetings in fiscal 2004, four in person and one telephonically.

The Corporate Governance and Nominating Committee has the responsibility of evaluating the performance of the Board of Directors and making recommendations as to the size and composition of the Board of Directors and its committees.  The Corporate Governance and Nominating Committee also performs the duties of a nominating committee and is responsible for making recommendations for nominations of new members of the Board of Directors.  The Corporate Governance and Nominating Committee operates pursuant to a written charter that is posted on the Company website.  The Corporate Governance and Nominating Committee held three meetings in fiscal 2004 and nominated the directors to be re-elected at this meeting.

The Corporate Governance and Nominating Committee will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements and the NASDAQ listing standards.  The Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Corporate Governance and Nominating Committee  recommended nominee.  However, the Corporate Governance and Nominating Committee does believe that all members of the Board of Directors should have the highest personal and professional ethics, a commitment to representing the long-term interests of the stockholders and sufficient time to devote to Board of Directors matters.  The Corporate Governance and Nominating Committee considers candidates for the Board of Directors from any reasonable source, including stockholder recommendations.  The Corporate Governance and Nominating Committee does not evaluate candidates differently based on who has proposed the candidate.

Stockholders who wish to nominate a qualified candidate should write to the Company’s secretary at the principal executive offices of the Company.  Such nominations should be sent to the secretary not less than 60 days nor more than 90 days prior to an annual meeting of stockholders in accordance with the bylaws of the Company.  In addition to other requirements set forth in the Company’s bylaws, nominations must specify the name of the nominee and the qualifications of such nominee for membership on the Board of Directors, along with the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected.

The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.  No such consultants or

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search firms have been used to date and, accordingly, no fees were paid to consultants or search firms in the past fiscal year.

Corporate Governance Practices and Policies — The Board of Directors has carefully followed the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the SEC, new governance rules proposed and/or adopted by the SEC, the NASDAQ listing standards and other corporate governance recommendations.  In April 2004, the Board of Directors adopted new charters for its Audit Committee, Compensation Committee, Executive Committee and its Corporate Governance and Nominating Committee. Each of these new charters is available in full text on the Company’s website at www.kenseynash.com under the section called “About Us”.

The Board of Directors also adopted new Corporate Governance Guidelines.  The new Corporate Governance Guidelines address, among other things, the Board’s composition, qualifications and responsibilities, director education, independence of directors and stockholder communications with directors.  The Corporate Governance Guidelines provide that directors are expected to attend the Company’s annual meeting of stockholders.  The new guidelines had not been implemented prior to the Company’s 2003 annual meeting of stockholders, and none of the directors attended that meeting.  The full text of the Corporate Governance Guidelines is available on the Company’s website.

Also, in April 2004, the Board of Directors adopted the Kensey Nash Corporation Code of Business Conduct and Ethics, articulating standards of business and professional ethics, applicable to all of the Company’s directors, officers and employees.  The full text of the Code of Business Conduct and Ethics is available on the Company’s website.   The Company’s website also provides information on how to contact the Company and other items of interest to investors.  The Company makes available on its website, free of charge, its annual reports on Form 10-K, quarterly reports on Form 10-Q, currents reports on Form 8-K and all amendments to these reports, as soon as practical after it files these reports with the SEC.

Communications with the Board of Directors — As set forth in Corporate Governance Guidelines that are posted on the Company’s website, stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Kensey Nash Corporation Board of Directors, c/o the Secretary, Kensey Nash Corporation, 55 E. Uwchlan Avenue, Exton, Pennsylvania 19341.  The Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed.

Executive Officers — The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board of Directors.  See “Executive Compensation— Employment Agreements.”    In addition to the executive officers of the Company identified in the tables entitled “Nominees” and “Other Directors,” Ms. Wendy F. DiCicco serves as the Company’s Chief Financial Officer.

Ms. DiCicco, CPA, 37, has served as Chief Financial Officer since August 1998.  From 1996 through 1998, Ms. DiCicco served as Controller of the Company.  From 1989 until she joined the Company in 1996, Ms. DiCicco was an Accounting and Audit Manager at the public accounting firm Deloitte & Touche LLP.  Ms. DiCicco holds a B.S. degree in accounting from Philadelphia University and is a Certified Public Accountant in the Commonwealth of Pennsylvania.

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Section 16(a) Beneficial Ownership Reporting Compliance — Section 16 of the Securities and Exchange Act of 1934 (the “1934 Act”) requires the Company’s officers and directors and persons who own greater than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC and the NASDAQ National Market.  Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with during fiscal 2004, except that (a) Mr. Nash filed one late Form 4 to report one transaction and (b) Messrs. Maupay, Chefitz, Lee, Bobb, Rosenberg and Dr. Evarts each filed one late Form 4 to report a stock option grant and a restricted Common Stock award made on December 3, 2003.

EXECUTIVE COMPENSATION

The table below contains information with respect to the compensation paid and awarded by the Company for services rendered during the fiscal years ended June 30, 2004, 2003 and 2002 to its chief executive officer and the only three other executive officers of the Company (each, a “Named Executive Officer”).

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long Tem Compensation Awards

Name and principal position	Year	Salary ($)		Bounus ($)		Restricted Stock Awards ($) (6)		Securities Underlying Options (#)	All Other Compensation ($) (11)

Joseph W. Kaufmann	2004	$290,000		$295,000	(2)	$689,450	(7)	85,000	$3,875
President, Chief Executive Officer	2003	$280,750		$178,141		$—		—	$1,528
and Secretary	2002	$250,000		$—	(3)	$—		55,000	$—
Douglas G. Evans, P.E.	2004	$246,250		$255,000	(4)	$565,460	(8)	70,000	$3,509
Chief Operating Officer and	2003	$227,000		$142,514		$—		—	$2,713
Assistant Secretary	2002	$200,000		$—	(3)	$—		45,000	$2,250
Wendy F. DiCicco, CPA	2004	$159,715	(1)	$81,000	(5)	$234,450	(9)	30,000	$2,947
Chief Financial Officer	2003	$148,752		$42,000		$—		—	$2,243
	2002	$127,282		$—	(3)	$—		15,000	$1,896
John E. Nash, P.E.	2004	$100,000		$10,000		$41,700	(10)	5,000	$1,061
Vice President of New Technologies	2003	$100,000		$35,000		$—		15,000	$1,798
	2002	$100,000		$—		$—		—	$1,292

(1)	The Company’s short-term disability insurance carrier paid $9,536 of Ms. DiCicco’s salary in fiscal 2004.
(2)	Includes a cash bonus of $70,000 received in June 2004, and a $225,000 cash bonus for fiscal 2004 performance.
(3)	Each of Mr. Kaufmann, Mr. Evans and Ms. DiCicco elected not to receive a cash bonus under the Company’s bonus plan.
(4)	Includes a cash bonus of $55,000 received in June 2004, and a $200,000 cash bonus for fiscal 2004 performance.
(5)	Includes a cash bonus of $20,000 received in June 2004, and a $61,000 cash bonus for fiscal 2004 performance.
(6)	As of June 30, 2004, none of the Named Executive Officers held any shares of restricted Common Stock.
(7)	Consists of 15,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 10,000 shares awarded August 24, 2004 (grant date market value of $27.80 per share).
(8)	Consists of 12,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 8,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share).
(9)	Consists of 5,000 shares awarded July 21, 2004 (grant date market value of $27.43 per share) and 3,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share).
(10)	Consists of 1,500 shares awarded August 24, 2004 (grant date market value of $27.80 per share).
(11)	Represents Company matching cash contributions paid and/or accrued under the Company’s 401(k) Plan.

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Option Grants For Fiscal 2004 — The following table provides information on grants of stock options for fiscal 2004 to the Named Executive Officers pursuant to the Employee Plan; grants were made in early fiscal year 2005.  The Company did not award any stock appreciation rights during fiscal 2004.

OPTION GRANTS FOR FISCAL 2004

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	5% ($)	10% ($)

Joseph W. Kaufmann	55,000	(1)	9.52%	$34.36	6/28/14	$1,188,485	$3,011,855
	30,000	(2)	5.19%	$27.80	8/24/14	$524,498	$1,329,181
Douglas G. Evans, P.E.	45,000	(1)	7.79%	$34.36	6/28/14	$972,397	$2,464,245
	25,000	(2)	4.33%	$27.80	8/24/14	$437,082	$1,107,651
Wendy F. DiCicco, CPA	20,000	(1)	3.46%	$34.36	6/28/14	$432,176	$1,095,220
	10,000	(2)	1.73%	$27.80	8/24/14	$174,833	$443,060
John E. Nash, P.E.	5,000	(2)	.87%	$27.80	8/24/14	$87,416	$221,530

(1)	These options will vest in three equal annual installments beginning on October 31, 2004.
(2)	These options will vest in three equal annual installments beginning on August 24, 2005.
(3)
Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation prescribed by the SEC. Actual gains are dependent on the future performance of the Common Stock and the option holder’s continued employment over the vesting period. The potential realizable value does not reflect the Company’s prediction of its stock price performance. The amounts reflected in the table may not be achieved.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End 2004 Option Values — The following table provides information regarding the Named Executive Officers’ option exercises during fiscal 2004 and unexercised options held at June 30, 2004.  None of the Named Executive Officers held any stock appreciation rights as of June 30, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END 2004 OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End 2004(#)		Value of Unexercised In-The-Money Options at Fiscal Year-End 2004($)(1)

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph W. Kaufmann	—	—	711,834	91,666	$16,500,403	$738,087
Douglas G. Evans, P.E.	60,000	$1,295,516	468,200	75,000	$10,661,468	$603,900
Wendy F. DiCicco, CPA	11,000	$224,750	50,525	30,000	$1,094,945	$202,000
John E. Nash, P.E.	—	—	5,000	10,000	$81,650	$163,300

(1)	The value per option is calculated by subtracting the exercise price from the closing price per share of the Common Stock on the NASDAQ National Market on June 30, 2004, which was $34.50.

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Employment Agreements — Mr. Kaufmann is a party to a three-year Employment Agreement with the Company dated as of June 1, 2004 that expires in June 2007 and provides for a minimum annual base salary of $250,000.  Mr. Evans is a party to a three-year Employment Agreement with the Company dated as of June 1, 2004 that expires in June 2007 and provides for a minimum annual base salary of $200,000.  Ms. DiCicco is a party to a two-year Employment Agreement with the Company dated as of October 1, 2003 that expires in October 2005 and provides for a minimum annual base salary of $165,000.  Each of these employment agreements provides that the officer’s salary is subject to annual increases as determined by the Company’s Board of Directors and provides that an annual bonus may be paid at the discretion of the Board of Directors. The Board of Directors increased Mr. Kaufmann’s salary to $290,000 effective October 1, 2002, Mr. Evans’ salary to $250,000 effective October 1, 2003 and Ms. DiCicco’s salary to $190,000 effective October 1, 2004.  The agreements restrict each of Messrs. Kaufmann and Evans and Ms. DiCicco from competing with the Company during the term of the agreement and for 12 months after termination of his or her employment with the Company.

Each of Messrs. Kaufmann and Evans and Ms. DiCicco is also party to a Termination and Change in Control Agreement with the Company, dated as of the same date as his or her Employment Agreement. Pursuant to the Termination and Change in Control Agreement, if, following a Change in Control (as defined therein), the Company terminates, other than for cause, any of Messrs. Kaufmann or Evans or Ms. DiCicco, he or she will be entitled to receive, among other things, severance pay equal to his or her base salary for a period of two years.  Each of Messrs. Kaufmann and Evans and Ms. DiCicco would also be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended (the “Code”).  Following a Change in Control, all unvested options granted to each of Messrs. Kaufmann and Evans and Ms. DiCicco will immediately become vested.

Equity Compensation Plan Information

As of June 30, 2004, the Company maintained the Employee Plan and the Directors’ Plan, each of which was approved by the Company’s stockholders. The following table provides information, as of June 30, 2004, about the securities authorized for issuance under these equity compensation plans.  On June 28, 2004 the Company held a Special Meeting of Stockholders (“Special Meeting”) to propose adding an additional 850,000 shares to the Employee Plan. The proposal was approved and the additional shares are included in this table.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,386,472	$15.18	725,135
Equity compensation plans not approved by security holders	—	—	—

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The objectives of the Compensation Committee in determining the levels and components of executive compensation are (1) retaining the executive officers in their present positions, (2) providing them with both cash and equity incentives to further the interests of the Company and its stockholders, (3) compensating them at levels comparable to those of executive officers at other medical device companies at a comparable stage of development, and (4) attracting executive officers whose experience and backgrounds would help the growth and development of the Company.  Generally, the compensation of all executive officers consists of a base salary plus a discretionary bonus based upon achievement of specified goals.  In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.  In fiscal 2004, the Compensation Committee determined restricted Common Stock awards, pursuant to the Employee Plan, would be awarded to executive officers of the Company as well.

The Compensation Committee determined the terms of the employment agreements for Mr. Kaufmann and for all of the other executive officers.  In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive’s responsibilities, the salary levels of executives at medical device companies at a comparable stage of development, including other publicly-held companies that are developing medical device products and are included in the NASDAQ Medical Equipment Index, and the Company’s general compensation practices.  Based on these criteria, as of October 1, 2004, the Board of Directors has approved the base salaries of Messrs. Kaufmann, Evans and Nash and Ms. DiCicco to be $290,000, $250,000, $110,000 and $190,000, respectively.

Discretionary bonuses for each of the Company’s executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria that the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer.  The Compensation Committee approved specific goals for the Company and for each executive officer, including financial, operational and development milestones, in the beginning of fiscal 2004.  Based upon achievement of the approved goals for fiscal 2004, Messrs. Kaufmann, Evans and Nash and Ms. DiCicco earned cash bonuses of $225,000, $200,000, $10,000 and $61,000, respectively.  Mr. Kaufmann’s and the other executive officers’ bonuses for fiscal 2005 will be based upon the achievement of specified objectives, including achievement of revenue and earnings per share goals in the Company’s fiscal 2005 plan, and will be subject to the discretion of the Board of Directors.

The Compensation Committee also grants stock options, from time to time, to executive officers and other employees in order to provide a long-term incentive that is directly tied to the performance of the Company’s stock. The exercise price of each of these stock options is generally the fair market value of the Common Stock on the date of grant.  The options generally vest over a three-year period, from the date of grant.  Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance.

The Compensation Committee grants options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentive to create stockholder value over a longer investment horizon.  These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit.  In making stock option grants to executives under the Employee Plan, the Compensation Committee considers a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of shares underlying stock options each executive currently possesses.

For their performance in fiscal 2004, the Compensation Committee approved a grant of options to purchase 30,000, 25,000, 5,000 and 10,000 shares of the Company’s Common Stock to Messrs. Kaufmann, Evans and Nash and Ms. DiCicco, respectively.    These option grants will vest in three equal annual amounts beginning August 24, 2005.  The exercise price is $27.80, the fair market value of the underlying Common Stock on the date of grant.

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The Compensation Committee determined that in addition to grants of options and cash bonuses, the executive officers would be eligible for awards of restricted Common Stock pursuant to the Employee Plan.  In making restricted stock awards to executives, the Compensation Committee considers a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of shares of restricted Common Stock each executive currently possesses.  On August 24, 2004, for their performance in fiscal 2004, Messrs. Kaufmann, Evans and Nash and Ms. DiCicco were awarded 10,000, 8,500, 1,500 and 3,500 shares of restricted Common Stock, respectively, with a fair market value of $27.80 per share on the date of grant.  These awards will vest in three equal annual amounts beginning August 24, 2005.

On June 28, 2004, the Company’s stockholders at the Special Meeting approved an amendment to the Employee Plan to increase the number of shares available for awards under the plan from 3,200,000 to 4,050,000 and to prohibit the repricing of options granted under the plan. On that date, the Compensation Committee awarded Messrs. Kaufmann, Evans and Ms. DiCicco, because they did not receive any stock options awards for fiscal year 2003 due to an insufficient number of options available for grant under the Employee Plan, cash bonuses of $70,000, $55,000 and $20,000, respectively, as well as options to purchase 55,000, 45,000 and 20,000 shares of the Company’s Common Stock, respectively.  These option grants will vest in three equal annual amounts beginning October 31, 2004 and have an exercise price of $34.36, the fair market value of the underlying Common Stock on the date of the grant. In addition, on July 21, 2004 the Compensation Committee awarded Messrs. Kaufmann and Evans and Ms. DiCicco 15,000, 12,000 and 5,000 shares of restricted Common Stock, respectively, with a fair market value of $27.43 per share.  These awards will vest in three equal annual amounts beginning January 1, 2005.

Compliance with Section 162(m) — The Compensation Committee currently intends for most compensation paid to the executive officers to be tax deductible to the Company.  Section 162(m) of the Code (“Section 162(m)”) provides that compensation paid to certain executive officers in excess of $1,000,000 is nondeductible by the Company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved by stockholders in advance of payment. Stock options awarded by the Compensation Committee under the Employee Plan, with exercise prices equal to the fair market value of the Common Stock on the grant date, will generally qualify for deductibility under Section 162(m).

Compensation Committee

C. McCollister Evarts, M.D., Chairman
Steven J. Lee
Walter R. Maupay, Jr.

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PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder returns during the period commencing on June 30, 1999 and ending on June 30, 2004, for the Company, the NASDAQ Stock Market (U.S.) Index and the NASDAQ Medical Equipment Index.  The comparison assumes $100 was invested on June 30, 1999 in the Common Stock of the Company, the NASDAQ Stock Market (U.S.) Index and the NASDAQ Medical Equipment Index and assumes the reinvestment of all dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURNS

	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03	6/30/04

Kensey Nash Corporation	$100	$139	$209	$203	$320	$431
NASDAQ Stock Market (U.S.)	$100	$194	$67	$56	$55	$74
NASDAQ Medical Equipment	$100	$163	$166	$136	$148	$206

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

The following table sets forth, as of October 22, 2004, certain information with respect to the beneficial ownership of the Company’s Common Stock by (1) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each Company director, (3) each of the Named Executive Officers (as defined on page 9) and (4) all Company executive officers and directors as a group.  Unless otherwise indicated, each person or group has sole dispositive and voting power with respect to the shares shown below as beneficially owned by such person.

Names and Address	Amount and Nature of Beneficial Ownership	Percent of Class

Joseph W. Kaufmann (1)	939,334	7.7%
FMR Corp. (2)	802,500	7.0
William Blair & Company, L.L.C. (3)	762,735	6.6
U.S. Trust Corporation (4)	672,300	5.8
Kenneth R. Kensey, M.D. (5)	641,000	5.6
Douglas G. Evans, P.E. (6)	582,356	4.9
John E. Nash, P.E. (7)	456,500	4.0
Walter R. Maupay, Jr. (8)	92,097	*
Wendy F. DiCicco, CPA (9)	70,692	*
Robert J. Bobb (10)	67,017	*
Harold N. Chefitz (11)	44,097	*
C. McCollister Evarts, M.D (12)	34,097	*
Steven J. Lee (13)	29,097	*
Kim D. Rosenberg (14)	14,931	*
All Executive Officers and Directors as a group (10 persons)	2,330,218	17.8%

*	Denotes less than one percent.

(1)	Includes 140,000 shares subject to prepaid variable equity forward sales contracts with UBS Warburg and 748,501 shares issuable upon exercise of options within 60 days of October 22, 2004.
(2)
FMR Corp. is a parent holding company of Fidelity Management & Research Company, the address of which is 82 Devonshire Street, Boston, MA  02109.  FMR Corp. has sole voting power with respect to 141,200 of the shares shown as beneficially owned by it and sole dispositive power with respect to all of the shares.  This information was obtained from a Schedule 13G filed with the SEC on February 17, 2004.

(3)
The principal place of business for William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, Illinois 60606.  This information was obtained from a Schedule 13G filed with the SEC on February 6, 2004.

(4)
U.S. Trust Corporation and its affiliate, United States Trust Company of New York, have sole voting power with respect to 416,800 of the shares shown as beneficially owned by them, shared voting power with respect to 211,000 of the shares shown as beneficially owned by them and shared dispositive power with respect to all of the shares shown as beneficially owned by U.S. Trust Corporation. The principal place of business for both reporting persons is 114 W. 47th Street, New York 10036.  This information was obtained from a Schedule 13G filed with the SEC on February 17, 2004.

(5)
Represents shares held by the Kenneth R. Kensey Revocable Trust, of which Kenneth R. Kensey is trustee.  Dr. Kensey has voting and dispositive power with respect to the shares held by the trust.  The principal place of business for Dr. Kensey is c/o Rheologics, Inc., 15 East Uwchlan Ave., Suite 414, Exton, Pennsylvania 19341.

(6)
Includes 62,606 shares held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 498,200 shares issuable upon exercise of options within 60 days of October 22, 2004.

(7)	Includes 450,000 shares held by the John E. Nash Revocable Trust and 5,000 shares issuable upon exercise of options within 60 days of October 22, 2004.
(8)	Includes 67,167 shares issuable upon exercise of options within 60 days of October 22, 2004.
(9)	Includes 62,192 shares issuable upon exercise of options within 60 days of October 22, 2004.
(10)	Includes 62,167 shares issuable upon exercise of options within 60 days of October 22, 2004.
(11)	Includes 34,667 shares issuable upon exercise of options within 60 days of October 22, 2004.
(12)	Includes 32,167 shares issuable upon exercise of options within 60 days of October 22, 2004.
(13)	Includes 22,167 shares issuable upon exercise of options within 60 days of October 22, 2004.
(14)	Includes 13,001 shares issuable upon exercise of options within 60 days of October 22, 2004

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PROPOSAL 2
RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company’s financial statements for the fiscal year ending June 30, 2005.  Deloitte & Touche LLP has acted as auditors for the Company since 1990.  It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions.  They will be given an opportunity to make a statement if they desire to do so.

The Audit Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit Committees’ appointment of Deloitte & Touche LLP.  If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors.  The Board of Directors recommends that the stockholders vote in favor of the ratification of the appointment of Deloitte & Touche LLP as auditors for the fiscal year ending June 30, 2005.

INDEPENDENT AUDITOR FEES

The following table shows fees that the Company paid (or accrued) for professional services rendered by its independent auditors’, Deloitte & Touche LLP, as well as other accounting and audit service firms for fiscal years 2004 and 2003:

	Year Ended

	June 30, 2004	June 30, 2003

Description of Fees
Audit Fees	$119,814	$69,731
Audit-Related Fees	19,000	25,317
Tax Fees	78,544	354,117
All Other Fees	—	—

Total Fees Paid to Independent Auditors	$217,358	$449,165

Audit Fees. Consists of fees incurred for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports.

Audit-Related Fees. Consists of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported under “Audit Fees” and services that are normally provided by the Company’s independent auditors in connection with statutory and regulatory filings or engagements.  These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards, as well as audits of employee benefit plans’ financial statements and research and development grant audits.

Tax Fees. Consists of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include tax planning, assistance with the preparation of various U.S. tax returns, and advice on other tax-related matters.  For fiscal 2004 and 2003, respectively, the amount includes $325,000 and $50,500 for services provided in connection with conducting a research and development tax credit study.

All Other Fees. Represents fees incurred for services provided to the Company not otherwise included in the categories above.

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The Audit Committee has determined that the provision of non-audit services by the Company’s independent auditors as described above is compatible with maintaining the independent auditors’ independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Company’s independent auditors. In certain cases, the Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve certain additional services, and such pre-approvals are communicated to the full Audit Committee at its next meeting.  During fiscal 2004, all services were pre-approved by the Audit Committee in accordance with this policy.

AUDIT COMMITTEE MATTERS

Audit Committee Charter — The Audit Committee has adopted a written charter, which is attached as Exhibit A to this proxy statement and is posted on the Company’s website.

Audit Committee Members — After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board of Directors has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the 1934 Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Kim D. Rosenberg qualifies as an “audit committee financial expert” as defined under SEC rules promulgated under the Sarbanes-Oxley Act of 2002.

Audit Committee Report — In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for fiscal 2004, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors, including meetings where the Company’s management was not present;

(2)
discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications;

(3)
discussed with the Company’s independent auditors the results of its audit and examination of the Company’s consolidated financial statements, its evaluation of the Company’s internal controls and its overall assessment of the quality of the Company’s financial accounting and reporting functions;

(4)
reviewed the selection, application and disclosure of the Company’s critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies”;

(5)
received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors the independent auditor’s independence, including any relationships that may impact their objectivity and independence and considered the amount of non-audit services and the compatibility of such non-audit services with the auditor’s independence; and

(6)
based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2004.

Audit Committee

Harold N. Chefitz, Chairman
Kim D. Rosenberg
Steven J. Lee
Robert J. Bobb

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MISCELLANEOUS AND OTHER MATTERS

Solicitation — The cost of this proxy solicitation will be borne by the Company.  The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals.  Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation.  The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Proposals of Stockholders — Proposals of stockholders for the 2005 Annual Meeting of Stockholders will not be included in the proxy statement for, or considered at, that annual meeting unless the proposal is proper for inclusion in the proxy statement and for consideration and is received by the Secretary of the Company at the Company’s offices between June 1, 2005 and July 1, 2005.

Other Business — The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company’s Notice of Annual Meeting of Stockholders enclosed herewith.  If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

Additional information — The Company will furnish without charge a copy of its Audit Committee Charter, as filed with the SEC, and its Annual Report on Form 10-K for fiscal 2004, as filed with the SEC, including the financial statements and attached schedules, upon the written request of any person who is a stockholder as of the Record Date.  The Company will provide copies of the exhibits to such Annual Report upon payment of a reasonable fee, which will not exceed the Company’s reasonable expenses incurred.  Requests for such materials should be directed to Kensey Nash Corporation--Investor Relations, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341, Attention: Secretary.  The Company’s filings with the SEC, as well as all of its committee charters and guidelines, are also available on its website at www.kenseynash.com under the section called “About Us”.

By order of the Board of Directors,

Joseph W. Kaufmann
President and Secretary

Exton, Pennsylvania
November 2, 2004

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EXHIBIT A

KENSEY NASH CORPORATION
AUDIT COMMITTEE CHARTER

A.           PURPOSE OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Kensey Nash Corporation (the “Company”) is to:

1.	Oversee the following:
	a.	the Company’s accounting and financial reporting processes;
	b.	the audits of the Company’s financial statements;
	c.	the independent auditor’s qualifications and independence; and
	d.	the performance of the Company’s Auditors.

2.	Assist the Board in its oversight responsibilities to shareholders, specifically with respect to:
	a.	the integrity of the Company’s financial statements;
	b.	the Company’s compliance with legal and regulatory requirements;

3.	Prepare the report required by the Securities and Exchange Commission’s (SEC) proxy rules to be included in the Company’s annual proxy statement.

In performing the above functions, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company’s independent public accountants who audit the Company’s financial statements (“Auditors”) and the Company’s financial management.  While it is not the Committee’s responsibility to certify the Company’s financial statements, assure the Company’s compliance with laws and regulations or to guarantee the auditor’s report, the Committee will facilitate discussions among the Board, the Auditors and the Company’s management related to such matters.

Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

B.          COMPOSITION AND MEMBERSHIP

1.	Number. The Committee shall consist of at least three independent members of the Board of Directors.

2.
Independence.  Except as otherwise permitted by the applicable NASDAQ rules, each member of the Committee shall, in the judgment of the Board of Directors be independent in accordance with applicable SEC rules, NASDAQ listing standards and the Company’s Corporate Governance Guidelines.

3.
Financial Literacy.  Each member of the Audit Committee shall in the judgment of the Corporate Governance and Nominating Committee be financially literate.  Financially literate means that each member must have a basic understanding of finance and accounting and be able to read and understand the Company’s fundamental financial statements. At least one member of the Committee shall, in the judgment of the Board of Directors, be an audit committee financial expert in accordance with the rules and regulations of the SEC, and at least one member (who may also serve as the Audit Committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with the NASDAQ listing standards.

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EXHIBIT A

4.	Chair. Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Committee members shall be determined by the Compensation Committee and approved by the Board of Directors.

6.
Selection and Removal.  Members of the Committee shall be appointed by the Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee.  The Board of Directors may remove members of the Committee from such committee, with or without cause.

C.          AUTHORITY AND RESPONSIBILITIES

The Committee’s functions and responsibilities may be divided into the following general categories: (1) overseeing financial reporting, (2) evaluating independent audit processes (3) reviewing internal controls established by management, and (4) other functions.

Specific functions and responsibilities of the Committee include:

     1.     Oversight of Financial Reporting Process

a.
Meet with the Auditors and the Company’s management to discuss, review and comment upon the interim financial statements to be included in each of the Company’s Quarterly Reports on Form 10-Q prior to the public announcement of financial results and the filing of such reports with the Securities and Exchange Commission (“SEC”).  All members of the Committee are encouraged to attend these meetings; however, a quorum for these meetings or for this portion of regular meetings of the Committee may be two members of the Committee as authorized by applicable rules.

b.
Review the Company’s annual audited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing or distribution, and discuss the same with management and the independent auditor.

c.
Review with financial management and the Auditors the Company’s quarterly and year-end financial results prior to the public release of earnings. The Committee should discuss earnings press releases, as well as financial information and earnings guidance provided to analysts. The discussion may be done generally by discussion of the types of information to be disclosed and need not involve discussion of each earnings release or instance in which the Company may provide earnings guidance.

d.
In consultation with management and the Auditors, review the integrity of the Company’s financial reporting processes and internal controls, including the process for assessing risk of fraudulent financial reporting and detection of major control weaknesses. Review policies with respect to risk assessment and risk management.  Review with the independent auditor any audit problems or difficulties, or significant findings prepared by the Auditors, together with management’s responses.

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EXHIBIT A

e.
Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments related to the above.

f.	Discuss with management and the Auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

g.
Review a report from the Auditors periodically, but no less than annually, as to (i) all critical accounting policies to be used, (ii) all alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of such alternative disclosures and treatments and the disclosures and treatments preferred by the Auditors; and (iii) other material written communications between the Auditors and the Company’s management, including management letters and schedules of unadjusted differences.

h.	Recommend to the Board, based upon the review and discussion described above, whether the annual financial statements should be included in the Company’s Annual Report on Form 10-K.

     2.     Appointment and Oversight of Auditors (Evaluate Independent Audit Processes)

a.
Directly appoint, retain, compensate, evaluate and terminate the Company’s Auditors. The Committee shall confirm with the Auditors that the auditors must report directly to the Committee. The Committee may obtain input from management, but is directly responsible for oversight of the Auditors, including resolution of disagreements between management and the Auditor such as those regarding issues relating to financial reporting, the preparation of the Company’s financial statements and periodic reports, and such other related issues.

b.
Pre-approve all audit service fees and terms with the Auditors as well as all non-audit services to be performed by the Auditors and review the Company’s policy for the retention of the Auditors to provide permitted non-audit services.  The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee for ratification at its next meeting.

c.
At least annually, review and discuss the independence of the Auditors, including a review of any significant engagements of the Auditors and all other significant relationships with the Auditors that could impair their independence.  As part of such a review process, the Committee shall receive the written disclosures and an annual statement from the Auditors relating to their independence, as required by Independent Standards Board Standard No. 1, and make inquiries to the Auditors as to any matters disclosed therein.

d.	Review the amounts of fees paid to the Auditors for audit and non-audit services.

e.
Review with the Auditors their annual audit plan, including the scope of their audit and general audit approach. The Committee may request or recommend supplemental review or other audit procedures as the Committee deems necessary.

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EXHIBIT A

f.	Meet periodically, at least annually, without management present, with the Company’s Auditors to discuss the Company’s cooperation with the Auditors and other matters as deemed appropriate.

g.
At least annually, obtain and review a report by the independent auditor describing: the firm’s internal fiscal quality-control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five (5) years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

h.
After reviewing the foregoing report and the Auditor’s work throughout the year, evaluate the Auditor’s qualifications, performance and independence, including the performance of the senior management and lead partner of the Auditors.

i.	Require the rotation of the lead audit partner as required by the Exchange Act.

j.	Review the quality and depth of staffing in the Company’s accounting, information services and financial departments, as needed.

k.	Review and approve or veto the Company’s hiring of employees or former employees of the Auditors who participated in any capacity in the audits of the Company.

l.
Following completion of the annual audit, review separately with the Company’s management and the Auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     3.     Internal Controls

a.
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting or financial controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, financial or auditing matters.

b.	Review and monitor compliance with the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers.

c.
Review with the Auditors, the Company’s management and the internal auditors the Company’s internal accounting and financial control policies and procedures, including management’s controls and security procedures with respect to the Company’s information systems.

d.
Review with the Auditors and the Company’s management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review will be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

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EXHIBIT A

e.	Review periodically with counsel to the Company, legal and regulatory matters that could have a significant effect on the Company’s financial statements.

     4.     Other Functions

a.	Review and approve related party transactions and conflicts of interest questions between Board members or senior management, on the one hand, and the Company, on the other hand.

b.	Discuss the Company’s policies with respect to risk assessment and risk management.

c.	Oversee and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

d.	Review and monitor compliance with Company standards of business conduct and monitor compliance with the Foreign Corrupt Practices Act.

e.	Review the Company’s compliance with employee benefit plan requirements.

f.	Investigate any other matter brought to its attention within the scope of its duties that it deems appropriate for investigation.

g.	Perform such other functions as assigned by law, the Company’s certificate of incorporation and Bylaws, and the Board of Directors, and as are provided by the SEC and the NASDAQ Stock Market.

D.          PROCEDURES AND ADMINISTRATION

1.
Meetings.  The Committee shall meet as often as it deems necessary, but in no case less than quarterly in order to perform its responsibilities.  The Committee may also act by unanimous written consent in lieu of a meeting.  Meetings may be called by the Chairman of the Committee, the Chief Executive Officer or any Committee member.  The Committee shall keep such records of its meetings as it shall deem appropriate.  The Company’s Chief Executive Officer and Chief Financial Officer and representatives of the Auditors shall be invited to all regularly scheduled meetings of the Committee.  Other members of the Company’s management, representatives of the internal auditors and others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary.

2.
Reports to Board.  The Committee shall report regularly to the Board of Directors after each Committee meeting, including providing copies to the full Board of all approved Committee meeting minutes, but in no event later than the next Board meeting.

3.
Other Reports.  Annually prepare a report to shareholders as required by the SEC, covering the findings and recommendations of the Committee, and include the report in the Company’s annual proxy statement.  Such report will satisfy the requirements of the Securities Exchange Act of 1934 (“Exchange Act”).  In addition, the Committee will provide any other audit committee-related disclosure, in the Company’s filings with the SEC or otherwise, required by applicable securities laws, rules and regulations or by the rules of the NASDAQ Stock Market.

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EXHIBIT A

4.
Independent Advisors.  The Committee shall have the authority to engage such independent legal, accounting, and other advisors as it deems necessary to carry out its responsibilities.  Such independent advisors may be the regular advisors to the Company.  The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Committee.  The Committee shall keep the CEO advised as to the general range of anticipated expenses for outside consultants and experts.

5.
Investigations.  The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request the Auditors or any officer, employee or advisor of the Company to meet with the Committee or any advisor engaged by the Committee.

6.	Review of Charter. At least annually, the Committee shall review and reassess the adequacy of this Charter and recommend any changes to the Board for approval.

7.	Annual Self-Evaluation. At least annually, the Committee shall evaluate its own performance and report its evaluation to the board.

Adopted: April 27, 2004

Revision A

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DESIGNATION (IF ANY)
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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors

1. The Board of Directors unanimously recommends that you vote FOR all nominees listed in Proposal 1 with terms to expire in 2007.

	For	Withhold
01 - John E. Nash	☐	☐
02 - Robert J. Bobb	☐	☐
03 - Kim D. Rosenberg	☐	☐

B Issues

The Board of Directors unanimously recommends that you vote for FOR Proposal 2.

3. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership or limited liability company, please print full partnership or limited liability company name and indicate capacity of duly authorized person executing on behalf of the partnership or limited liability company.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/ /

1 U P X H H H P P P P 004463

001CD40001 00DLWA

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Proxy - Kensey Nash Corporation

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 1, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas G. Evans, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize each of them to represent and to vote all of the shares of Common Stock of Kensey Nash Corporation (the "Company") held of record by the undersigned as of October 22, 2004, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held December 1, 2004, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania at 10:00 a.m., local time, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

00DLXA